Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings Per Share
21.	EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income available to ordinary shareholders by the weighted average number of ordinary shares outstanding for the years ended December 31, 2023, 2024 and 2025:

	Years ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
Numerator
Net income available to Full Truck Alliance Co. Ltd.	2,212,888	3,069,849	4,408,169
Net income available to ordinary shareholders—basic	2,212,888	3,069,849	4,408,169
Dilutive effect arising from stock options of a subsidiary	(23)	(206)	(530)

Net income available to ordinary shareholders—diluted	2,212,865	3,069,643	4,407,639
Denominator
Weighted average number of ordinary shares outstanding—basic	21,111,924,886	20,822,835,545	20,839,163,070
Adjustments for dilutive share options of the Group	50,426,575	79,386,491	89,009,614

Weighted average number of ordinary shares outstanding—diluted	21,162,351,461	20,902,222,036	20,928,172,684
Earnings per share—basic	0.10	0.15	0.21

Earnings per share—diluted	0.10	0.15	0.21

Diluted earnings per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective year. For the years ended December 31, 2023, 2024 and 2025, the Group had restricted shares issued by Group’s subsidiary were excluded from the computation of diluted earnings per share as their effects would have been anti-dilutive.
For the years ended December 31, 2023, 2024 and 2025, 85,489,644, 22,470,269 and 14,542,325 share options were excluded from the calculation of diluted earnings per share due to the anti-dilutive effect.
Both Class A ordinary shares and Class B ordinary shares are entitled to the same dividend right, as such, this dual class share structure has no impact to the earnings per share calculation. Basic and diluted earnings per share are the same for each Class A ordinary share and Class B ordinary share.